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                                                                      EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-59611) pertaining to the Moore-Handley, Inc. Employee Stock Purchase Plan of our report dated February 18, 2000, with respect to the financial statements of Moore-Handley, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

                                                     /s/ ERNST & YOUNG LLP

Birmingham, Alabama
March 29, 2000

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